                                                                      Exhibit 10

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of
                                                     ---------
September 28, 2001 is by and among BGF INDUSTRIES, INC., a Delaware corporation (the "Borrower"), those Domestic Subsidiaries of the Borrower party hereto
      --------
(collectively the "Guarantors"), the several banks and other financial
                   ----------
institutions party hereto (the "Lenders") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders (the "Agent").
                                                             -----

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1998 among the Borrower, the Guarantors, the Lenders party thereto and the Agent, as amended by that certain Syndication Amendment and Assignment dated as of November 30, 1998 and by that certain Second Amendment to Credit Agreement dated as of December 16, 1999 (the "Existing Credit Agreement"), the Lenders have
                              -------------------------
extended commitments to make certain credit facilities available to the Borrower;

     WHEREAS, the parties hereto have agreed to further amend the Existing Credit Agreement as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

          SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or
                       -------------------
     the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as
                ------------------------
          amended hereby.


               "Third Amendment Effective Date" is defined in Subpart 3.1.
                ------------------------------                -----------

          SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or
                        -----------------
     the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall
          -------
continue in full force and effect.

            SUBPART 2.1.   Amendment to Section 1.1.  Section 1.1 of the
                           ------------------------   -----------
     Existing Credit Agreement is hereby amended as follows:

            (i) The definition of "Applicable Percentage" is hereby amended by deleting the paragraph following the pricing grid and replacing it with the following:

               The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date").
                                               ---------------------------
          Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages on the Third Amendment Effective Date shall be based on Level I. Subsequent to the Third Amendment Effective Date, the Applicable Percentages shall not be less than the interest rates for Level I until the first Interest Determination Date occurring after March 31, 2003. After the Third Amendment Effective Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentages for such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

            (ii) The definition of "Consolidated Fixed Charges" is hereby deleted in its entirety and replaced with the following:

                 "Consolidated Fixed Charges" shall mean, for any period, the
                  --------------------------
          sum of (i) Consolidated Interest Expense for such period plus (ii)
                                                                   ----
          Consolidated Scheduled Funded Debt Payments for the next four fiscal quarters following the end of such period plus (iii) consolidated
                                                    ----
          Capital Expenditures (less Excluded Capital Expenditures) for the four fiscal quarters most recently ending (without duplication of items in clause (ii)) plus (iv) Consolidated Cash Taxes for such period of the
                       ----
          Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

     (iii) The following definitions are hereby added in appropriate alphabetical order:

           (a) "Accounts" means all of the Borrower's "accounts" (as defined in
                --------
     the Uniform Commercial Code), whether now existing or existing in the future.

           (b) "Borrowing Base" means the following amount (the "Borrowing
                --------------                                   ---------
     Base") calculated as follows:
     ----

               (1) an amount equal to ninety percent (90%) of Eligible Accounts Receivable; plus
                      ----

               (2) an amount equal to sixty percent (60%) of Eligible Inventory; plus
          ----

               (3) an amount equal to thirty (30%) of Eligible WIP and Supplies Inventory.

           (c) "Borrowing Base Certificate" means a borrowing base certificate
                --------------------------
     in substantially the form of Exhibit A to the Third Amendment.
                                  ---------

           (d) "Eligible Accounts Receivable" means the aggregate face amount of
                ----------------------------
     the Borrower's Accounts that conform to the representations and warranties contained herein and in the Security Agreement, less the aggregate amount
                                                     ----
     of all credits; provided, however, that no Account shall be deemed to be an
                     --------  -------
     Eligible Account Receivable if the Account is unpaid more than sixty (60) days after the original payment due date.

           (e) "Eligible Inventory" means (i) the aggregate gross amount of the
                ------------------
     Borrower's Inventory (other than "work-in-process"), valued at the lower of cost (on a FIFO basis) or market, which (A) is owned solely by the Borrower and with respect to which the Borrower has good, valid and marketable title, (B) is subject to a valid, enforceable and first priority Lien in favor of Agent except for normal and customary warehouseman, filler, packer and processor charges; (C) is located in the United States; and (D) is not obsolete or slow moving and for which a markdown reserve has not been made, and which otherwise conforms to the warranties contained herein, (ii) less
                                                                           ----
     Inventory consisting of manufacturing supplies (other than raw materials) or shipping supplies.

           (f) "Eligible WIP and Supplies Inventory" means the aggregate gross
                -----------------------------------
     amount of the Borrower's Inventory consisting of "work-in-process" and manufacturing supplies (other than raw materials) and shipping supplies.

               (g) "Excluded Capital Expenditures" means capital expenditures
                    -----------------------------
          made by the Borrower subsequent to March 31, 2001 in connection with the projects of the Borrower listed on Schedule II hereto in an aggregate amount not to exceed the maximum amount set forth on
          Schedule II.

               (h) "Inventory" means all of the Borrower's inventory, including
                    ---------
          without limitation, (i) all raw materials, "work-in-process", parts, components, assemblies, "supplies" and materials used or consumed in the Borrowers' business; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service; and (iii) all goods returned to or repossessed by the Borrower.

               (i) "Senior Funded Debt" means all Consolidated Funded Debt that
                    ------------------
          is not specifically subordinated in right of payment to the Credit Party Obligations. Senior Funded Debt shall not include Indebtedness outstanding under the Subordinated Debt Documentation.

               (j) "Senior Leverage Ratio" means the ratio of (i) Senior Funded
                    ---------------------
          Debt to (ii) Consolidated EBITDA.

               (k) "Third Amendment Effective Date" shall have the meaning set
                    ------------------------------
          forth in the Third Amendment.


               (l) "Third Amendment" means that certain Third Amendment to
                    ---------------
          Credit Agreement dated as of September 28, 2001 by and among the Borrower the Guarantors identified therein, the Lenders identified therein and the Agent.

          SUBPART 2.2. Amendments to Section 2.1(a). The first two sentences of
                       ---------------------------
     Section 2.1(a) of the Existing Credit Agreement are hereby deleted in their
     -------------
     entirety and replaced with the following:

          (a)  Revolving Commitment. During the Commitment Period, subject to
               --------------------
     the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to
                              ---------------
     time for the purposes hereinafter set forth; provided, however, that (i)
                                                  --------  -------
     with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving Commitment
                                 ----
     Percentage of Swingline Loans plus such Lender's LOC Commitment Percentage
                                   ----
     of LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the lesser of (A) the aggregate Revolving Committed Amount and (B) the Borrowing Base, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations shall not exceed the lesser
           ----                 ----
     of (A) the aggregate Revolving Committed Amount then in effect and (B) the Borrowing

     Base. For purposes hereof, the aggregate amount available hereunder shall be FIFTY MILLION DOLLARS ($50,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the "Revolving
                                                                       ---------
     Committed Amount").
     ----------------

          In connection with the foregoing amendment, each Lender's Revolving Committed Amount is hereby amended as shown on Schedule I attached hereto.

          SUBPART 2.3. Amendment to Section 2.3(a). Section 2.3(a) of the
                       ---------------------------  --------------
     Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (a) Swingline Commitment. During the Commitment Period, subject to the
              --------------------
     terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") for the
              --------------                          ---------------
     purposes hereinafter set forth; provided, however, (i) the aggregate amount
                                     --------  -------
     of Swingline Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000) (the "Swingline Committed Amount"), and (ii) the sum
                                --------------------------
     of the aggregate amount of outstanding Revolving Loans plus Swingline Loans
                                                            ----
     plus LOC Obligations shall not exceed the lesser of (A) the aggregate
     ----
     Revolving Committed Amount then in effect and (B) the Borrowing Base. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

          SUBPART 2.4. Amendment to Section 2.4(a). The first sentence of
                       ---------------------------
     Section 2.4(a) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (a) Issuance. Subject to the terms and conditions hereof and of the
              --------
     LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate
                                       --------  -------
     amount of LOC Obligations shall not at any time exceed TWENTY MILLION DOLLARS ($20,000,000) (the "LOC Committed Amount"), (ii) the sum of the
                                 --------------------
     aggregate amount of Revolving Loans plus Swingline Loans plus LOC
                                         ----                 ----
     Obligations shall not at any time exceed the lesser of (A) the aggregate Revolving Committed Amount then in effect and (B) the Borrowing Base, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for the purpose of supporting tax-advantaged variable rate demand note financing and for other lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit.

          SUBPART 2.5. Amendment to Section 2.6(a). Section 2.6(a) of the
                       ---------------------------  --------------
     Existing Credit Agreement is hereby amended by deleting the proviso at the end thereof and replacing it with the following:

                  provided that no such reduction or termination shall be
                  --------
         permitted if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus
                                                                       ----
         Swingline Loans plus LOC Obligations would exceed the lesser of (A) the
                         ----
         aggregate Revolving Committed Amount then in effect and (B) the Borrowing Base.


                  SUBPART 2.6. Amendments to Section 2.7(b)(i). Section
                               -------------------------------  -------
         2.7(b)(i) of the Existing Credit Agreement is hereby deleted in its
         ---------
         entirety and replaced with the following:

                  (i)  Revolving Committed Amount. If at any time the sum of the
                       --------------------------
         aggregate principal amount of outstanding Revolving Loans plus
                                                                   ----
         Swingline Loans plus LOC Obligations shall exceed the lesser of (A) the
                         ----
         aggregate Revolving Committed Amount then in effect and (B) the Borrowing Base, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

                  SUBPART 2.7. Amendments to Section 4.2(c). Section 4.2(c) of
                               ----------------------------  --------------
        the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (c)  Compliance with Commitments. Immediately after giving
                       ---------------------------
         effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans
                                                         ----
         plus LOC Obligations shall not exceed the lesser of (A) the aggregate
         ----
         Revolving Committed Amount then in effect and (B) the Borrowing Base,
         (ii) the LOC Obligations shall not exceed the LOC Committed Amount and
         (iii) the Swingline Loans shall not exceed the Swingline Commitment.

                  SUBPART 2.8. Amendments to Section 5.1. Section 5.1 of the
                               -------------------------  -----------
        Existing Credit Agreement is hereby amended as follows:

                  (i) The "(c)" at the beginning of Section 5.1(c) is hereby deleted and replaced with a "(d)", and a new Section 5.1(c) is hereby added which reads as follows:

                       (c) Monthly Financial Statements. As soon as available
                           ----------------------------
                  and in any event within thirty (30) days after the end of each month, other than the final month of each fiscal quarter of the Borrower, a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and related company-prepared statements of income and of cash flows for the Borrower and its consolidated Subsidiaries for such month, in each case setting forth in comparative form comparative figures for the corresponding period or periods of the preceding fiscal year (subject in each case to normal recurring year-end audit adjustments);

                  (ii) A new Section 5.1(e) is hereby added which reads as follows:

                          (e) As soon as available and in any event within
                  twenty (20) days after the end of each month, a Borrowing Base Certificate, duly completed and certified by the Company's chief executive officer or chief financial officer, detailing the Borrowers' Eligible Accounts Receivable as of the last day of the immediately preceding month and Eligible Inventory as of the most recent date of determination which shall be determined not less frequently than monthly. The Agent shall rely on each Borrowing Base Certificate delivered hereunder as accurately setting forth the available Borrowing Base for all purposes of this Credit Agreement until such time as a new Borrowing Base Certificate is delivered to the Agent in accordance herewith.

                  SUBPART 2.9.   Amendment to Section 5.2(b). Section 5.2(b) of
                                 ---------------------------  --------------
       the Existing Credit Agreement is hereby amended by adding the words "and 5.1(c)" after the words "and 5.1(b)" and before the word "above".

                  SUBPART 2.10.  Amendments to Section 5.9.  Section 5.9 of the
                                ---------------------------
       Existing Credit Agreement is  hereby amended as follows:

                  (i)     Section 5.9(a) is hereby deleted in its entirety and
                          --------------
       replaced with the following:
                        --------------

                          (a)  Leverage Ratio.  The Leverage Ratio as of the
                               --------------
                  last day of each fiscal quarter of the Credit Parties, commencing with the fiscal quarter ending March 31, 2003, shall be less than or equal to:

             ---------------------------------------------------------------------------------------------------
             Fiscal Year           March 31           June 30             September 30        December 31
             ---------------------------------------------------------------------------------------------------
             2001                                                                 -                   -
             ---------------------------------------------------------------------------------------------------
             2002                          -                  -                   -                   -
             ---------------------------------------------------------------------------------------------------
             2003                  5.00 to 1.0        4.25 to 1.0 and
                                                      thereafter
             ---------------------------------------------------------------------------------------------------

                  (ii)    Section 5.9(b) is hereby deleted in its entirety and
                          --------------
       replaced with the following:

                          (b)  Consolidated Net Worth. As of the end of any
                               ----------------------
                  fiscal quarter, commencing with the fiscal quarter ending September 30, 2001, Consolidated Net Worth of the Borrower and its Subsidiaries shall be greater than or equal to (i) negative $20,000,000 plus (ii) 50% of cumulative quarterly Consolidated Net Income beginning with the fiscal quarter ended December 31, 2001 (without deduction for any quarterly losses) plus (iii) 100% of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries of any Equity Issuance by the Borrower or any of its Subsidiaries subsequent to the Third Amendment Effective Date.

                  (iii)   Section 5.9(c) is hereby deleted in its entirety and
                          --------------
       replaced with the following:

                           (c) Interest  Coverage Ratio. The Interest Coverage
                               ------------------------
                  Ratio as of the last day of each fiscal quarter of the Credit Parties shall be greater than or equal to:

              ---------------------------------------------------------------------------------------------------
              Fiscal Year            March 31            June 30            September 30        December 31
              ---------------------------------------------------------------------------------------------------
              2001                                                          1.00 to 1.0         1.00 to 1.0
              ---------------------------------------------------------------------------------------------------
              2002                   0.95 to 1.0         0.90 to 1.0        0.95 to 1.0         1.30 to 1.0
              ---------------------------------------------------------------------------------------------------
              2003                   1.70 to 1.0         1.95 to 1.0
              ---------------------------------------------------------------------------------------------------

                  (iv)     Section 5.9(d)  of the Existing Credit Agreement is
                           ----------------
       hereby deleted in its entirety and replaced with the following:

                           (d) Fixed Charge Coverage Ratio. The Fixed Charge
                               ---------------------------
                  Coverage Ratio as of the last day of each fiscal quarter of the Credit Parties, commencing with the fiscal quarter ending March 31, 2003, shall be greater than or equal to:

              ---------------------------------------------------------------------------------------------------
              Fiscal Year            March 31          June 30              September 30        December 31
              ---------------------------------------------------------------------------------------------------
              2001                                                                  -                  -
              ---------------------------------------------------------------------------------------------------
              2002                          -                   -                   -                  -
              ---------------------------------------------------------------------------------------------------
              2003                   1.10 to 1.0       1.20 to 1.0 and
                                                       thereafter
              ---------------------------------------------------------------------------------------------------

                  (v) A new Section 5.9(e) is hereby added which reads as follows:

                           (e) Senior Leverage  Ratio.  The Senior Leverage
                               ----------------------
                  Ratio as of the last day of each fiscal quarter of the Credit Parties shall be less than or equal to:

              ---------------------------------------------------------------------------------------------------
              Fiscal Year            March 31            June 30            September 30        December 31
              ---------------------------------------------------------------------------------------------------
              2001                                                          2.00 to 1.0         2.00 to 1.0
              ---------------------------------------------------------------------------------------------------
              2002                   2.20 to 1.0         2.20 to 1.0        2.00 to 1.0         1.50 to 1.0
              ---------------------------------------------------------------------------------------------------
              2003                           -                   -
              ---------------------------------------------------------------------------------------------------

                  (vi) A new Section 5.9(f) is hereby added which reads as follows:

                           (f) Capital Expenditures. The Borrower and its
                               --------------------
                  Subsidiaries shall not, collectively, make or incur Capital Expenditures in any fiscal quarter through and including the fiscal quarter ending December 31, 2002 in excess of $750,000; provided, however, that any amount permitted to be expended in
                  --------  -------
                  any fiscal quarter, if not expended in such fiscal quarter for which it is permitted may be carried over for expenditure in any of the following fiscal quarters through the fiscal quarter ending December 31, 2002. For purposes of determining compliance with this Section 5.9(f), the Excluded Capital Expenditures shall be excluded from Capital Expenditures.

                           Notwithstanding the foregoing to the contrary, in the
                  event that Consolidated EBITDA as of the end of any fiscal quarter of the Borrower occurring on or after March 31, 2002 shall be greater than $20,000,000, and the Fixed Charged Coverage Ratio shall be greater than or equal to 1.10 to 1.0 as of the end of such fiscal quarter, then the Borrower may elect to no longer comply with clause (f) hereof, but thereafter upon such election the Borrower shall be required to maintain a Fixed Charged Coverage Ratio of not less than (i) 1.10 to 1.0, commencing as of the end of such fiscal quarter and continuing through the fiscal quarter ending March 31, 2003 and (ii) 1.20 to 1.0 at all times thereafter until the Loans and other Extensions of Credit are repaid in full and the Commitments are terminated.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 3.1. Third Amendment Effective Date. This Amendment
                               ------------------------------
         shall be and become effective as of the date hereof (the "Third
                                                                   -----
         Amendment Effective Date") when all of the conditions set forth in this
         ------------------------
         Part III shall have been satisfied, and thereafter this Amendment shall
         --------
         be known, and may be referred to, as the "Third Amendment."
                                                   ---------------

                  SUBPART 3.2. Execution of Counterparts of Amendment. The Agent
                               --------------------------------------
         shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

                  SUBPART 3.3. Payment of Amendment Fee. The Borrower shall have
                               ------------------------
         paid a fee in connection with this Amendment in an amount equal to 0.125% multiplied by the aggregate Commitments (as reduced by this Amendment) for the account of each Lender pro rata according to such Lender's aggregate Commitment (as reduced by this Amendment); provided,
                                                                       --------
         however, that such fee shall be payable only to those Lenders that
         -------
         shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on September 27, 2001 as directed by the Agent.

                  SUBPART 3.4. Repayment of Revolving Amounts Outstanding. The
                               ------------------------------------------
         Borrower shall have paid the amount, if any, by which the sum of the aggregate principal amount of outstanding Revolving Loans plus
                                                                   ----
         Swingline Loans plus LOC Obligations exceeds the lesser of (a) the
                         ----
         aggregate Revolving Committed Amount, as reduced by this Amendment, and
         (b) the Borrowing Base, for the account of each Lender according to such Lender's Revolving Commitment Percentage.

                  SUBPART 3.5. Repayment of Term Loan.  The Borrower  shall have
                               ----------------------
         repaid the outstanding principal amount of the Term Loan and all interest thereon.

                  SUBPART 3.6. Opening Borrowing Base Certificate. The Agent
                               ----------------------------------
         shall have received a Borrowing Base Certificate as of the Third Amendment Effective Date certified by the chief financial officer of the Company to be true and correct as of the Third Amendment Effective Date.

                                     PART IV
                                  MISCELLANEOUS

                  SUBPART 4.1. Cross-References. References in this Amendment to
                               ----------------
         any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement.
                               ------------------------------------------------
         This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 4.3. References in Other Credit Documents. At such
                               ------------------------------------
         time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the
         -----------
         "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 4.4. Representations and Warranties of the Borrower.
                               ----------------------------------------------
         Each of the Credit Parties hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article
                                                                        -------
         III of the Existing Credit Agreement (as amended by this Amendment) are
         ---
         true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 4.5. Counterparts. This Amendment may be executed by
                               ------------
         the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

                  SUBPART 4.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO
                               -------------
         BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 4.7. Successors and Assigns. This  Amendment shall be
                               ----------------------
         binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SUBPART 4.8. Costs and Expenses. The Borrower agrees to pay
                               ------------------
         all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the Amendment Effective Date.

         [The remainder of this page has been left blank intentionally]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                         BGF INDUSTRIES, INC., a Delaware
--------                          corporation


                                  By: /s/ Philippe R. Dorier
                                      ----------------------
                                  Name: Philippe R. Dorier
                                        --------------------
                                  Title: Senior Vice President, Chief Financial
                                         --------------------------------------
                                         Officer
                                         -------

GUARANTORS:                       [NONE]
----------


                             [SIGNATURES CONTINUED]

AGENT AND LENDER:                        FIRST UNION NATIONAL BANK, individually
----------------                         in its capacity as a Lender and in its
                                         capacity as Agent

                                         By:  /s/ Roger Pelz
                                            ------------------------------------
                                         Name: Roger Pelz
                                              -----------------=----------------
                                         Title: Senior Vice President
                                               ---------------------------------



                             [SIGNATURES CONTINUED]

LENDERS:                                 SUNTRUST BANK, ATLANTA
-------


                                         By:
                                            ____________________________________
                                         Name:
                                              __________________________________
                                         Title:
                                               _________________________________

                                         By:
                                            ____________________________________
                                         Name:
                                              __________________________________
                                         Title:
                                               _________________________________


                             [SIGNATURES CONTINUED]

                                       BANK OF AMERICA, N.A. (formerly known as
                                       NationsBank, N.A.)



                                       By:
                                          ______________________________________
                                       Name:
                                           _____________________________________
                                       Title:
                                            ____________________________________



                             [SIGNATURES CONTINUED]

                                       NATIONAL BANK OF CANADA



                                       By: /s/ Alex M. Council IV
                                          --------------------------------------
                                       Name: Alex M. Council IV
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       By: /s/ Bill Handley
                                          --------------------------------------
                                       Name: Bill Handley
                                            ------------------------------------
                                       Title: Vice President & Manager
                                             -----------------------------------



                             [SIGNATURES CONTINUED]

                                        WACHOVIA BANK, N.A.



                                        By: /s/ Gary C. Gaskill
                                           -------------------------------------
                                        Name: Gary C. Gaskill
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                             [SIGNATURES CONTINUED]

                           GMAC COMMERCIAL CREDIT LLC


                           By: /s/ Frank Imperati
                              --------------------------------------------------
                           Name: Frank Imperati
                                ------------------------------------------------
                           Title: Senior Vice President
                                 -----------------------------------------------


                             [SIGNATURES CONTINUED]

                                 COMERICA BANK



                                 By: /s/ Danielle N. Butler
                                    --------------------------------------------
                                 Name: Danielle N. Butler
                                      ------------------------------------------
                                 Title: Assistant Vice President
                                       -----------------------------------------



                             [SIGNATURES CONTINUED]

                           COMPAGNIE FINANCIERE DE CIC ET
                           DE L'UNION EUROPEENNE

                           By: /s/ Albert M. Calo
                              --------------------------------------------------
                           Name: Albert M. Calo
                                ------------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------


                           By: /s/ Eric Longuet
                              --------------------------------------------------
                           Name: Eric Longuet
                                ------------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------



                             [SIGNATURES CONTINUED]

                           NATEXIS BANQUE



                           By: /s/ Pieter J. van Tulder
                              --------------------------------------------------
                           Name: Pieter J. van Tulder
                                ------------------------------------------------
                           Title: Vice President and Manager Multinational Group
                                 -----------------------------------------------


                           By: /s/ Christine Dirringer
                              --------------------------------------------------
                           Name: Christine Dirringer
                                ------------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------



                             [SIGNATURES CONTINUED]

                           CREDIT LYONNAIS NEW YORK BRANCH


                           By: /s/ Genevieve Leruth
                              --------------------------------------------------
                           Name: Genevieve Leruth
                                ------------------------------------------------
                           Title: Vice President
                                 -----------------------------------------------



                                [SIGNATURES END]

                                   Schedule I
                                   ----------
                         SCHEDULE OF LENDERS REVOLVING
                         -----------------------------
                                COMMITTED AMOUNTS
                                -----------------




                                              Revolving             Revolving
                                              Committed             Commitment
                 Lender                        Amount               Percentage
                 ------                        ------               ----------

First Union National Bank                    $7,600,000               15.20%
GMAC Commercial Credit LLC                   $5,200,000               10.40%
Comerica Bank                                $5,200,000               10.40%
Credit Lyonnais New York Branch              $5,200,000               10.40%
National Bank of Canada                      $5,200,000               10.40%
Bank of America, N.A.                        $5,200,000               10.40%
SunTrust Bank, Atlanta                       $5,200,000               10.40%
Wachovia Bank, N.A.                          $5,200,000               10.40%
Compagnie Financiere De CIC
Et De L'Union Europpeenne                    $4,000,000                8.00%
Natexis Banque                               $2,000,000                4.00%



                                           $50,000,000.00            100.00%

                                   Schedule II
                                   -----------
                               PROJECTS IN PROCESS
                               -------------------

                             [Delivered Separately]

                                    Exhibit A
                                    ---------
                       Form of Borrowing Base Certificate
                       ----------------------------------

The undersigned, ____________________, as _____________ of BGF Industries, Inc.,
hereby certifies that the following Borrowing Base calculation is true and complete as of the date hereof:
BGF Industries, Inc.
Borrowing Base Calculation
Dollars in Thousands

As of (date)

Eligible Accounts Receivable
----------------------------
Net accounts receivable                                               $       0
Less: accounts greater than 60 days past due                                  0
                                                                      ----------
   Eligible accounts receivable                                               0
   Accounts receivable advance rate                                       90.0%
                                                                      ----------
   Availability from accounts receivable                                      0

Eligible Inventory
------------------
Net inventory                                                                 0
Less: work in process                                                         0
Less: supplies                                                                0
                                                                      ----------
   Eligible inventory                                                         0
   Inventory advance rate                                                 60.0%
                                                                      ----------
   Availability from inventory                                                0

Eligible WIP and Supplies Inventory
-----------------------------------
Work in process                                                               0
Supplies                                                                      0
                                                                      ----------
   Eligible WIP and supplies inventory                                        0
   Inventory advance rate                                                 30.0%
                                                                      ----------
   Availability from WIP and supplies inventory                               0

Total borrowing base availability                                             0
Total revolver outstandings (including swingline and l/cs)                    0
                                                                      ----------
   Net borrowing availability                                         $       0
                                                                      ==========

IN WITNESS WHEREOF, the undersigned has executed and delivered this Borrowing Base Certificate on behalf of BGF Industries, Inc. on this _____ day of __________, 200_.

______________________________
By:___________________________
Title:________________________